Exhibit q

POWER OF ATTORNEY

The undersigned hereby constitutes and appoints Amy Domini Thornton, Megan L. Dunphy, , Meaghan T. O’Rourke-Alexander, and Maurizio Tallini, and each of them, with full powers of substitution as her true and lawful attorneys and agents to execute in her name and on her behalf in any and all capacities the Registration Statement on Form N-1A, and any and all amendments thereto, filed by Domini Investment Trust (Securities Act File No. 33-29180) (the “Trust”), with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended, and/or the Securities Act of 1933, as amended, and any and all instruments which such attorneys and agents, or any of them, deem necessary or advisable to enable the Trust to comply with such Acts, the rules, regulations, and requirements of the Securities and Exchange Commission, and the securities or Blue Sky laws of any state or other jurisdiction, and the undersigned hereby ratifies and confirms as her own act and deed any and all acts that such attorneys and agents, or any of them, shall do or cause to be done by virtue hereof. Any one of such attorneys and agents has, and may exercise, all of the powers hereby conferred.

IN WITNESS WHEREOF, the undersigned has executed this instrument as of the 9th day of September 2025.

/s/ Carole M. Laible
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Carole M. Laible

POWER OF ATTORNEY

The undersigned hereby constitutes and appoints Amy Domini Thornton, Megan L. Dunphy, Carole M. Laible, Meaghan T. O’Rourke-Alexander, and Maurizio Tallini and each of them, with full powers of substitution as her true and lawful attorneys and agents to execute in her name and on her behalf in any and all capacities the Registration Statement on Form N-1A, and any and all amendments thereto, filed by Domini Investment Trust (Securities Act File No. 33-29180) (the “Trust”), with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended, and/or the Securities Act of 1933, as amended, and any and all instruments which such attorneys and agents, or any of them, deem necessary or advisable to enable the Trust to comply with such Acts, the rules, regulations, and requirements of the Securities and Exchange Commission, and the securities or Blue Sky laws of any state or other jurisdiction, and the undersigned hereby ratifies and confirms as her own act and deed any and all acts that such attorneys and agents, or any of them, shall do or cause to be done by virtue hereof. Any one of such attorneys and agents has, and may exercise, all of the powers hereby conferred.

IN WITNESS WHEREOF, the undersigned has executed this instrument as of the 9th day of September 2025.

/s/ Caroline Flammer
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Caroline Flammer

POWER OF ATTORNEY

The undersigned hereby constitutes and appoints Amy Domini Thornton, Megan L. Dunphy, Carole M. Laible, Meaghan T. O’Rourke-Alexander, and Maurizio Tallini and each of them, with full powers of substitution as his true and lawful attorneys and agents to execute in his name and on his behalf in any and all capacities the Registration Statement on Form N-1A, and any and all amendments thereto, filed by Domini Investment Trust (Securities Act File No. 33-29180) (the “Trust”), with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended, and/or the Securities Act of 1933, as amended, and any and all instruments which such attorneys and agents, or any of them, deem necessary or advisable to enable the Trust to comply with such Acts, the rules, regulations, and requirements of the Securities and Exchange Commission, and the securities or Blue Sky laws of any state or other jurisdiction, and the undersigned hereby ratifies and confirms as his own act and deed any and all acts that such attorneys and agents, or any of them, shall do or cause to be done by virtue hereof. Any one of such attorneys and agents has, and may exercise, all of the powers hereby conferred.

IN WITNESS WHEREOF, the undersigned has executed this instrument as of the 9th day of September 2025.

/s/ Gregory Ratliff
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Gregory A. Ratliff

POWER OF ATTORNEY

The undersigned hereby constitutes and appoints Amy Domini Thornton, Megan L. Dunphy, Carole M. Laible, Meaghan T. O’Rourke-Alexander, and Maurizio Tallini and each of them, with full powers of substitution as his true and lawful attorneys and agents to execute in his name and on his behalf in any and all capacities the Registration Statement on Form N-1A, and any and all amendments thereto, filed by Domini Investment Trust (Securities Act File No. 33-29180) (the “Trust”), with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended, and/or the Securities Act of 1933, as amended, and any and all instruments which such attorneys and agents, or any of them, deem necessary or advisable to enable the Trust to comply with such Acts, the rules, regulations, and requirements of the Securities and Exchange Commission, and the securities or Blue Sky laws of any state or other jurisdiction, and the undersigned hereby ratifies and confirms as his own act and deed any and all acts that such attorneys and agents, or any of them, shall do or cause to be done by virtue hereof. Any one of such attorneys and agents has, and may exercise, all of the powers hereby conferred.

IN WITNESS WHEREOF, the undersigned has executed this instrument as of the 9th day of September 2025.

/s/ John Shields
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John L. Shields